FIRST MODIFICATION AGREEMENT


         THIS FIRST MODIFICATION AGREEMENT (this "Agreement"), dated as of the ____ day of July, 1996, by and among PLASTI-LINE, INC., CARTER-MIOT, INC. and AMERICAN SIGN AND MARKETING SERVICES, INC. (collectively, the "Borrowers"), and SUNTRUST BANK, EAST TENNESSEE, N.A. ("SunTrust") and NATIONAL CITY BANK, KENTUCKY ("NCB") (hereinafter SunTrust and NCB are referred to collectively as the "Lenders"), recites and provides:

RECITALS:

         By a certain Amended and Restated Credit Agreement dated as of April 30, 1996 by and among the Borrowers, the Lenders and SunTrust as Administrative Agent for the Lenders (in such capacity, hereinafter, the "Administrative Agent") (the "Loan Agreement"), the Lenders agreed to make to the Borrowers revolving credit loans in the aggregate principal amount not to exceed $19,000,000 pursuant to their respective Commitments. The Loans were evidenced by (a) an Amended and Restated Revolving Credit Note dated April 30, 1996 made by the Borrowers payable to SunTrust in the original principal amount of $9,500,000 (the "SunTrust Note") and (b) an Amended and Restated Revolving Credit Note dated April 30, 1996 made by the Borrowers payable to NCB in the original principal amount of $9,500,000 (the "NCB Note") (hereinafter the SunTrust Note and the NCB Note are referred to collectively as the "Notes", and unless otherwise defined herein, all capitalized terms herein shall be as defined in the Loan Agreement). The Notes were secured by an Amended and Restated Security Agreement dated as of April 30, 1996 from the Borrowers to SunTrust as collateral and administrative agent for the Lenders (the "Security Agreement"). The rights and obligations of the Lenders vis-a-vis each other are as set forth in the Intercreditor Agreement by and between the Borrowers, the Lenders and the Administrative Agent dated as of April 30, 1996 (the
"Intercreditor Agreement"). The Loan Agreement, the Notes, the Security Agreement, the Intercreditor Agreement and all other documents and instruments evidencing and securing the Loans are hereinafter referred to collectively as the "Loan Documents."

         The parties hereto now wish to modify the Loan Agreement and the Intercreditor Agreement to provide for an additional $2,000,000 swing line under the Commitment of NCB, which swing line will not increase the Commitment of NCB, but rather will be included in the Commitment of NCB as it currently exists.


MODIFICATION AGREEMENT:

         FOR and in consideration of the sum of $10.00 cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.   Modification of Loan Agreement.


           (a)  The Loan Agreement is hereby modified as follows:

                (i) The following capitalized terms defined in Exhibit A in the Loan Agreement shall have the definitions set forth below:

                     (A) "Commitment" means, with respect to each Bank, the amount of the Commitment of such Bank as set forth opposite such Bank's name on the signature pages hereof, as the same may be reduced from time to time pursuant to this Agreement, and with respect to each Bank, the "Commitment" of each Bank shall include the Swing Line Commitment of such Bank.

                     (B) "NCB" means National City Bank, Kentucky, as a Bank.

                     (C) If the context so requires,  references  to "Swing Line
                Commitment" shall become a reference to "Swing Line Commitments", and "Swing Line Commitment" shall mean (a) the obligation of SunTrust to make Swing Loans to the Borrowers under the Swing Line of SunTrust in an aggregate principal amount at any time not exceeding $2,000,000 and (b) the obligation of NCB to make Swing Loans to the Borrowers under the Swing Line of NCB in an aggregate principal amount at any time not exceeding $2,000,000, which obligation shall be separate and distinct from SunTrust's obligation under this definition.

                     (D) If the context so requires,  references to "Swing Line"
                shall become a reference to "Swing Lines", and "Swing Lines" shall mean the separate revolving lines of credit under the Swing Line Commitments made by each of SunTrust and NCB for the benefit of the Borrowers, as set forth in Section 1.03 of this Agreement.

                (ii) Section 1.03 shall be modified to read as follows:

                SECTION 1.03. Swing Loans. (a) Upon the terms and subject to the conditions of this Agreement, (i) SunTrust, for its own account, agrees to make one or more advances under its Swing Line to the Borrowers from time to time up to but not exceeding its Swing

                Line Commitment and (ii) NCB, for its own account, may make one or more advances under its Swing Line from time to time up to but not exceeding its Swing Line Commitment (all such advances in (i) and (ii), collectively, "Swing Loans"). All Swing Loans made by SunTrust shall be deemed solely for the account of SunTrust and credited against the Commitment of SunTrust, and all Swing Loans made by NCB shall be deemed solely for the account of NCB and credited against the Commitment of NCB.

                (b) Advances of, and payments on, the Swing Loans made by SunTrust shall be made automatically without notice to or from SunTrust (excepting notice to NCB as may be required hereunder) or the Borrowers all in accordance with the AIS Agreement. Advances of, and payments on, the Swing Loans made by NCB shall be made through the notification process as described herein and in the Intercreditor Agreement and without two day prior notice. The Banks shall in their sole discretion settle with each other the outstanding Swing Loans by each Friday with SunTrust making proper notifications to NCB.

                (iii) Paragraphs (a) and (c) of Section 1.06 shall be modified to read as follows:

                      (a) In  consideration  of the Commitments  hereunder,  the
                Borrowers shall pay in immediately available funds to the Administrative Agent, for the pro rata account of each Bank, on the last day of each calendar quarter, commencing with the first such date after the Closing Date, and on the date of any reduction or termination of the Commitments of the Banks hereunder, a commitment fee (the "Facility Fee") in an amount equal to .50% multiplied by the average daily unused amount of the Commitment of such Bank during the period or quarter then ending.

                      (c) The Borrowers may, by written notice to the Administrative Agent (as provided in Section 1.17) terminate in full, or from time to time permanently reduce in part, the aggregate Commitments. Each such voluntary partial reduction of the aggregate Commitments shall be in an aggregate principal amount of $2,000,000 and in integral multiples of $1,000,000 in excess thereof. Any and all reductions to the Commitments of SunTrust or NCB shall be applied first to that portion of such Commitment not constituting such Bank's Swing Line Commitment.

                (iv)  Paragraph   (c)  of   Section   1.09  shall  be
           modified to read as follows:

                      (c) Prepayment of LIBOR Loans constituting Swing Loans made by SunTrust shall be made according to the terms of the AIS Agreement and shall be made without notice to Borrowers and any prepayment penalty. Prepayments of LIBOR Loans constituting
                Swing Loans made by NCB shall be made without notice to Borrowers and any prepayment penalty.

                (v) The final sentence of Section 1.17 shall be modified to read as follows:

                      Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the Borrowers shall not be required to give notice of any Swing Loan borrowing or payment, it being the intention of the parties hereto that the Swing Loans made by SunTrust shall be available to Borrowers for daily cash management purposes and the Swing Loans made by NCB shall be used as a mechanism to enable each Bank to hold as often as possible approximately 50% of the outstanding indebtedness under this Agreement. All such advances and payments under SunTrust's Swing Line Commitment shall be administered by SunTrust according to the terms of the AIS Agreement, and all advances and payments under NCB's Swing Line Commitment shall be administered by NCB and SunTrust (to the extent required) according to the terms herein and the terms of the Intercreditor Agreement. Fundings and payments of the Swing Loans shall be made as often as needed, with such fundings and payments being made by the same day of notification to NCB by SunTrust.

                (vi) The signature page of the Loan Agreement on which the "Amount of Commitment" and "Percentage Interest" are set forth shall be modified to reflect that an additional asterisk (*) shall be noted after the $9,500,000 Amount of Commitment set opposite the NCB signature line.

           (b) Except as specifically modified hereby, the terms and provisions set forth in the Loan Agreement, including but not limited to all representations and covenants, are hereby ratified and confirmed and remain in full force and effect.

      2. Modification of Intercreditor Agreement. (a) Section 2 of the Intercreditor Agreement shall be modified to read as follows:

           In order to provide for the orderly administration of the Revolving Credit Loans, the Borrower agrees to make to the

                    Agent all payments and repayments in respect of Revolving Credit Loans pursuant to Section 1.10 of the Credit Agreement, and to establish and maintain with the Agent a deposit account (the "Deposit Account"). No later than the close of business on the date specified by the Borrower in a notice given pursuant to Section 1.17 of the Credit Agreement for the making of a Revolving Credit Loan, each Bank shall make available to the Agent such Bank's ratable share (determined pursuant to Sections 1.02 and 1.16 of the Credit Agreement) of such Loan in dollars and in immediately available funds by wire transfer or other method acceptable to the Banks to the Deposit Account (and in making its share of such Revolving Credit Loan available to the Agent in accordance with this Section 2, Second Bank may rely on written or oral notice received from the Agent specifying the amount of such Revolving Credit Loan, Second Bank's share thereof and the date such Revolving Credit Loan is to be made); provided, however, that if the Agent receives a payment pursuant to Section 1.10 of the Credit Agreement from the Borrower on the date specified for the making of a Revolving Credit Loan, the Agent shall telephonically notify each Bank of such Bank's share (determined pursuant to
                    Section 1.02 of the Credit Agreement) of such payment and the amount of each Bank's share of the Revolving Credit Loan to be made available to the Agent on such date shall be reduced by the amount of each Bank's share of such payment. In the event the Agent receives a payment on the date on which a Revolving Credit Loan is not made or in the event that the payment received on the date a Revolving Credit Loan is made exceeds the amount of such Loan, then the Agent shall distribute to each Bank, in accordance with the provisions of Sections 1.10 and 1.16 of the Credit Agreement, the Bank's share of the payment received, or the amount by which such payment exceeds the amount of such Loan, by wire transfer or other method acceptable to the Banks on the date of receipt; provided, however, that the Agent does not guarantee that payments received by it after 12:00 p.m. will be received by the Banks in time to be applied by them to their respective Note on the same day. Notwithstanding the terms of this Agreement, either Bank, after providing written notice to the other Bank, may request that the Borrower make payments made pursuant to
                    Section 1.10 of the Credit Agreement directly to such Bank.

           (b) Except as specifically modified hereby, the terms and provisions set forth in the Intercreditor Agreement, including but not limited to all representations and covenants, are hereby ratified and confirmed and remain in full force and effect.

      3. Waiver of Claims. As part of the consideration to the Lenders herein, the Borrowers hereby waive all set-offs, counterclaims, claims and all other defenses of every nature whatsoever which each may have with respect to the Loan Documents.

      4. Consent of Administrative Agent. SunTrust, as Administrative Agent, executes this Agreement to evidence its consent to the modifications effected hereby; provided, however, that such consent shall neither be nor be deemed to be a consent to, or a waiver of the necessity of obtaining the consent of the Administrative Agent to, any future modification.

      5. Further Assurances. The Borrowers hereby covenant and agree to execute and deliver, or cause to be executed and delivered, and to do or make, or cause to be done or made, upon the reasonable request of the Lenders and/or the Administrative Agent, any and all instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by such party or parties for the purpose of effecting the modifications described herein.

      6. Completeness and Modification. This Agreement constitutes the entire agreement between the parties hereto as to the transactions contemplated hereby and supersedes all prior discussions, understandings or oral agreements between the parties hereto.

      7. No Novation. This Agreement does not constitute a discharge or novation of any Note or any other documents executed in connection with the Loans, as herein modified, and such Loan Documents shall continue in full force and effect and shall be fully binding upon all parties hereto.

      8. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

      9. Governing Law. This Agreement and all other instruments referred to herein shall be governed by, and shall be construed according to, the laws of the State of Tennessee.

      10. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of the parties hereto appear on each counterpart hereof, and it shall be sufficient that the signature on behalf of each party hereto appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                   BORROWERS:

                               PLASTI-LINE, INC.


                               By: /s/ Mark J. Deuschle
                                    Mark J. Deuschle
                               Title:  Vice President - Finance


                               CARTER-MIOT, INC.


                               By: /s/ Mark J. Deuschle
                                    Mark J. Deuschle
                               Title:  Secretary-Treasurer


                               AMERICAN SIGN AND MARKETING
                               SERVICES, INC.


                               By: /s/ Mark J. Deuschle
                                    Mark J. Deuschle
                               Title:  Secretary



                                    LENDERS:

                               SUNTRUST BANK, EAST TENNESSEE, N.A.,
                                    as Lender

                               By: /s/ T. L. Chip Smallwood
                                    T. L. "Chip" Smallwood
                               Title: Vice President


                               NATIONAL CITY BANK, KENTUCKY, as
                                    a Lender


                               By: /s/ Carrie Tate
                                    Carrie Tate
                               Title: Vice President

                               ADMINISTRATIVE AGENT:

                               SUNTRUST BANK, EAST TENNESSEE, N.A.,
                                as Administrative Agent


                               By: /s/ T. L. Chip Smallwood
                                    T. L. "Chip" Smallwood
                               Title: Vice President


U:\SUNTRUST\PL\1STMOD\MODAGR.02